Exhibit 15.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference of our reports dated March 21st, 2014 relating to the consolidated financial statements of Alcatel-Lucent and subsidiaries, this report expressed an unqualified opinion on those financial statements and included an explanatory paragraph on the Group’s adoption for the first time of IAS 19 “Employee Benefits” (revised), IFRS 11 “Joint Arrangements” from January 1, 2013; and management’s report on the effectiveness of internal control over financial reporting, appearing in the Annual Report on Form 20-F of Alcatel-Lucent for the year ended December 31, 2013 into:

i.	Form S-8 Registration Statement (File No. 333-11092), filed with the SEC on November 4, 1999;

ii.	Form S-8 Registration Statement (File No. 333-11388), filed with the SEC on January 24, 2000;

iii.	Post-Effective Amendment No. 1 on Form S-8 to Form F-4 Registration Statement (File No. 333-93127), filed with the SEC on January 24, 2000;

iv.	Form S-8 Registration Statement (File No. 333-12516), filed with the SEC on September 12, 2000;

v.	Form S-8 Registration Statement (File No. 333-12864), filed with the SEC on November 15, 2000;

vi.	Form S-8 Registration Statement (File No. 333-13410), filed with the SEC on April 27, 2001;

vii.	Form S-8 Registration Statement (File No. 333-14016), filed with the SEC on October 17, 2001;

viii.	Form S-8 Registration Statement (File No. 333-98075), filed with the SEC on August 14, 2002;

ix.	Form S-8 Registration Statement (File No. 333-107271), filed with the SEC on July 23, 2003;

x.	Form S-8 Registration Statement (File No. 333-108755), filed with the SEC on September 12, 2003;

xi.	Form S-8 Registration Statement (File No. 333-119746), filed with the SEC on October 14, 2004;

xii.	Form S-8 Registration Statement (File No. 333-121813), filed with the SEC on January 3, 2005;

xiii.	Form S-8 Registration Statement (File No. 333-129288), filed with the SEC on October 28, 2005;

xiv.	Form S-8 Registration Statement (File No. 333-139009), filed with the SEC on November 29, 2006;

xv.	Form S-8 Registration Statement (File No. 333-143972), filed with the SEC on June 22, 2007;

xvi.	Form S-8 Registration Statement (File No. 333-151348), filed with the SEC on June 2, 2008;

xvii.	Form S-8 Registration Statement (File No. 333-160149), filed with the SEC on June 22, 2009;

xviii.	Form S-8 Registration Statement (File No. 333-160148), filed with the SEC on June 22, 2009;

xix.	Form S-8 Registration Statement (File No. 333-172901), filed with the SEC on March 17, 2011;

xx.	Form S-8 Registration Statement (File No. 333-176118), filed with the SEC on August 5, 2011;

xxi.	Form S-8 Registration Statement (File No. 333-178696), filed with the SEC on December 22, 2011;

xxii.	Form S-8 Registration Statement (File No. 333-183016), filed with the SEC on August 2, 2012;

xxiii.	Form S-8 Registration Statement (File No. 333-187560), filed with the SEC on March 27, 2013; and

xxiv.	Form S-8 Registration Statement (File No. 333- 193089), filed with the SEC on December 26, 2013.

/s/ Deloitte & Associés

Deloitte & Associés

Neuilly-sur-Seine, France

March 31, 2014